UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2019

Commission file number 333-184948

PROCESSA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	45-1539785
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076

(Address of Principal Executive Offices, Including Zip Code)

(443) 776-3133

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

License Agreement

On August 29, 2019, Processa Pharmaceuticals, Inc. (“Processa”) entered into a License Agreement with Akashi Therapeutics, Inc. (“Akashi”), pursuant to which Processa obtained an exclusive worldwide license to develop and commercialize products compromising or containing HT-100.

Under the License Agreement, Processa made a nominal upfront payment and has agreed to future Development and Regulatory Milestone, and Sales Milestone payments along with royalties as set forth in the License Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	License Agreement dated 08/29/2019
99.2	Press Release dated 09/03/2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 4, 2019.

PROCESSA PHARMACEUTICALS, INC.
Registrant

By:	/s/ David Young
David Young
Chief Executive Officer